Schedule of Investments PIMCO Global StocksPLUS® & Income Fund	March 31, 2026 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 154.5% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 27.4%
Aligned Data Centers International LP 7.223% due 12/18/2029 «~		$500	$503
Altice France SA
8.735% (TSFR3M + 5.063%) due 10/30/2028 ~		296	295
10.547% (TSFR3M + 6.875%) due 05/31/2031 ~		419	421
Bausch Health Cos., Inc. 9.918% (TSFR1M + 6.250%) due 10/08/2030 ~		694	672
Central Parent, Inc. 6.950% (TSFR3M + 3.250%) due 07/06/2029 ~		1,592	1,141
Clover Holdings 2 LLC
TBD% - 3.500% due 12/10/2029 ~µ		106	97
7.676% (TSFR1M + 4.000%) due 12/09/2031 ~		469	451
Coreweave Compute Acquisition Co. IV LLC 9.669% - 9.700% (TSFR3M + 6.000%) due 05/16/2029 «~		757	780
Databricks, Inc.
1.000% due 01/05/2032 ~µ		36	36
8.171% (TSFR1M + 4.500%) due 01/05/2032 ~		164	163
Dun & Bradstreet Corp.
0.500% - 5.500% due 08/26/2032 «~µ		19	19
0.500% - 5.500% (TSFR1M + 5.500%) due 08/26/2032 «~		188	184
Envision Healthcare Corp.
11.641% (TSFR3M + 7.875%) due 07/20/2026 «~		234	234
11.641% (TSFR3M + 7.875%) due 11/03/2028 «~		2,062	2,124
Forward Air Corp. 8.167% (TSFR3M + 4.500%) due 12/19/2030 ~		400	390
Gateway Casinos & Entertainment Ltd. 9.936% (TSFR3M + 6.250%) due 12/18/2030 ~		817	819
Ivanti Software, Inc.
8.411% (TSFR3M + 4.750%) due 06/01/2029 ~		741	503
9.411% (TSFR3M + 5.750%) due 06/01/2029 ~µ		99	99
Lealand Finance Co. BV 6.782% (TSFR1M + 3.000%) due 06/30/2027 ~		7	6
Lealand Finance Co. BV (7.782% Cash) 7.782% (TSFR1M + 4.000%) due 12/31/2027 ~		75	63
Mercury Aggregator LP TBD% due 04/03/2027 «~		15	0
MPH Acquisition Holdings LLC
7.417% (TSFR3M + 3.750%) due 12/31/2030 ~		749	748
8.528% (TSFR3M + 4.600%) due 12/31/2030 ~		174	155
Newfold Digital Holdings Group, Inc.
7.269% - 9.442% (TSFR1M + 3.500%) due 04/30/2029 ~		168	112
7.269% - 9.442% (TSFR3M + 5.750%) due 04/30/2029 «~		21	16
OCS Group Holdings Ltd. 8.980% due 11/28/2031 ~	GBP	1,000	1,319
Peraton Corp.
7.517% (TSFR3M + 3.750%) due 02/01/2028 ~		$2,332	1,996
11.523% (TSFR3M + 7.750%) due 02/01/2029 ~		100	73
Polaris Newco LLC
6.026% (EUR003M + 4.000%) due 06/02/2028 ~	EUR	830	817
7.928% (TSFR3M + 4.000%) due 06/02/2028 ~		$637	562
Poseidon Bidco SASU 7.504% (EUR006M + 5.000%) due 03/13/2030 ~	EUR	400	139
Promotora de Informaciones SA 7.249% (EUR003M + 5.220%) due 06/29/2029 ~		3,393	3,941
Softbank Vision Fund II 7.350% (TSFR3M + 3.650%) due 04/25/2029 «~		$365	371
Spruce Bidco II, Inc.
0.500% - 8.371% (TSFR6M + 4.750%) due 01/30/2032 «~µ		31	31
0.500% - 8.371% (JY0003M + 5.000%) due 01/30/2032 «~	JPY	2,611	16
0.500% - 8.371% (CDOR06 + 4.750%) due 01/30/2032 «~	CAD	24	17
0.500% - 8.371% (TSFR6M + 4.750%) due 01/30/2032 «~		$135	133
Steenbok Lux Finco 2 SARL 1TBD% due 12/31/2028 ~	EUR	2,341	814
Stepstone Group Midco 2 GmbH 8.199% (TSFR6M + 4.500%) due 12/19/2031 ~		$199	175
Syniverse Holdings, Inc. 10.700% (TSFR3M + 7.000%) due 05/13/2027 «~		2,024	1,875
U.S. Renal Care, Inc.
1.500% - 9.675% (TSFR1M + 6.000%) due 09/25/2030 «~		1,239	1,262
8.782% (TSFR1M + 5.000%) due 06/28/2028 ~		1,556	1,470
Unicorn Bay 13.000% due 12/31/2026 «~	HKD	5,216	673
Upfield BV TBD% due 10/31/2030	GBP	700	887

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2026 (Unaudited)

Westmoreland Coal Co. 8.000% due 03/15/2029 «~		$371	161

Total Loan Participations and Assignments (Cost $29,308)			26,763

CORPORATE BONDS & NOTES 30.8%
BANKING & FINANCE 5.0%
Ambac Assurance Corp. 5.100% due 12/31/2099 (g)		13	16
Armor Holdco, Inc. 8.500% due 11/15/2029 (i)		200	183
CI Financial Corp. 7.500% due 05/30/2029 (i)		600	630
Corestate Capital Holding SA (8.000% Cash or 9.000% PIK) 8.000% due 12/31/2028 (b)	EUR	153	92
Credit Suisse AG AT1 Claim		$200	70
Ford Motor Credit Co. LLC 5.676% (SOFRRATE + 2.030%) due 03/20/2028 ~(i)		900	902
Hestia Re Ltd. 3.640% (BNMMDTSC + 0.100%) due 04/22/2029 ~		7	4
Integrity Re Ltd. 26.306% (FHMMUSTF + 22.796%) due 06/08/2026 ~		100	104
ION Platform Finance SARL
6.500% due 09/30/2030	EUR	500	483
7.875% due 05/01/2029		100	108
ION Platform Finance U.S., Inc./ION Platform Finance SARL
8.750% due 05/01/2029		$200	186
9.000% due 08/01/2029		200	186
Long Point Re IV Ltd. 7.810% (BRMMUSDF + 4.250%) due 06/01/2026 ~		500	501
Sanders Re III Ltd. 15.880% (BRMMUSDF + 12.320%) due 04/09/2029 ~		250	162
Thames Ssnm Unfunded Comm 9.750% due 10/10/2027	GBP	3	4
Titanium 2l Bondco SARL 6.250% due 01/14/2031	EUR	967	182
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC 6.000% due 01/15/2030 (i)		$1,127	1,061
Voyager Aviation Holdings LLC 8.500% due 05/09/2026 ^«(c)		1,203	0

			4,874

INDUSTRIALS 23.0%
Altice France Lux 3/Altice Holdings 1 10.000% due 01/15/2033		347	315
Altice France SA 9.500% due 11/01/2029		556	563
ams-OSRAM AG 12.250% due 03/30/2029 (i)		1,200	1,277
APLD ComputeCo 2 LLC 6.750% due 03/15/2031		100	99
Aston Martin Capital Holdings Ltd. 10.000% due 03/31/2029 (i)		200	151
Beignet Investor LLC 6.581% due 05/30/2049 (i)		1,710	1,759
Central Parent, Inc./CDK Global, Inc. 7.250% due 06/15/2029		100	72
Cheplapharm Arzneimittel GmbH 7.500% due 05/15/2030	EUR	900	1,051
Cogent Communications Group LLC/Cogent Finance, Inc. 7.000% due 06/15/2027 (i)		$725	717
CoreWeave, Inc. 9.000% due 02/01/2031		200	191
DISH DBS Corp.
5.250% due 12/01/2026		2,000	1,984
5.750% due 12/01/2028		100	97
7.750% due 07/01/2026		800	798
Ecopetrol SA 7.750% due 02/01/2032 (i)		1,750	1,769
Flora Food Management BV 7.500% due 10/31/2030	EUR	100	115
GSG Bidco Ltd. 5.375% due 06/15/2036		180	207
HF Sinclair Corp. 6.250% due 01/15/2035 (i)		$450	465
Incora Intermediate II LLC (0.500% PIK) 0.500% due 01/31/2030 «(b)		1,638	1,638
Incora Top Holdco LLC 6.000% due 01/30/2033 «(h)		1,139	1,724
MPH Acquisition Holdings LLC 5.750% due 12/31/2030		400	306
MPH Acquisition Holdings LLC (6.500% Cash and 5.000% PIK) 11.500% due 12/31/2030 (b)		105	95

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2026 (Unaudited)

National Mentor Holdings, Inc. 10.500% due 12/15/2030 (i)		200	207
Newfold Digital Holdings Group, Inc. 7.269% due 04/30/2029		229	94
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (i)		900	818
Noble Finance II LLC 8.000% due 04/15/2030 (i)		400	412
Ocado Group PLC 11.000% due 06/15/2030	GBP	750	991
Petroleos de Venezuela SA
6.000% due 11/15/2026 ^(c)		$400	138
9.750% due 05/17/2035 ^(c)		300	125
Petroleos Mexicanos
6.700% due 02/16/2032 (i)		100	98
6.840% due 01/23/2030 (i)		200	201
Prime Healthcare Services, Inc. 9.375% due 09/01/2029 (i)		400	415
Sonangol Finance Ltd. 10.000% due 01/29/2031		200	199
Thames Water Super Senior Issuer PLC 9.750% due 10/10/2027	GBP	13	19
Topaz Solar Farms LLC 4.875% due 09/30/2039		$121	109
U.S. Renal Care, Inc. 10.625% due 06/28/2028		756	632
Ubisoft Entertainment SA 0.878% due 11/24/2027	EUR	100	93
Vale SA 0.000% due 12/29/2049 ~(g)	BRL	20,000	1,692
Venture Global LNG, Inc. 9.500% due 02/01/2029 (i)		$296	320
Viridien
8.500% due 10/15/2030	EUR	271	330
10.000% due 10/15/2030 (i)		$200	213

			22,499

UTILITIES 2.8%
Altice Holdings 1 SARL 0.010% due 12/31/2099 «	EUR	1	20
FORESEA Holding SA 7.500% due 06/15/2030		$239	235
Nova Securitisation SARL
5.750% due 02/03/2031 (i)		500	484
6.500% due 02/03/2036 (i)		500	476
OI SA (10.000% Cash or 6.000% PIK and 7.500% Cash or 13.500% PIK) 10.000% due 06/30/2027 ^(b)(c)		1,678	814
OI SA (8.500% PIK) 8.500% due 12/31/2028 ^(b)(c)		2,532	27
Peru LNG SRL 5.375% due 03/22/2030 (i)		667	648

			2,704

Total Corporate Bonds & Notes (Cost $33,409)			30,077

CONVERTIBLE BONDS & NOTES 0.8%
BANKING & FINANCE 0.0%
Corestate Capital Holding SA (8.000% Cash or 9.000% PIK) 8.000% due 12/31/2028 (b)	EUR	25	15

INDUSTRIALS 0.8%
DISH Network Corp. 3.375% due 08/15/2026		$600	583
Ubisoft Entertainment SA 2.375% due 11/15/2028	EUR	200	221

			804

Total Convertible Bonds & Notes (Cost $853)			819

MUNICIPAL BONDS & NOTES 0.8%
WEST VIRGINIA 0.8%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (f)		$8,800	818

Total Municipal Bonds & Notes (Cost $1,264)			818

U.S. GOVERNMENT AGENCIES 44.5%
Federal Home Loan Mortgage Corp. Military Housing Bonds Resecuritization Trust Certificates 0.700% due 11/25/2055 ~(a)		5,200	310

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2026 (Unaudited)

Federal Home Loan Mortgage Corp. REMICS
2.374% due 05/25/2050 •(a)	794	95
2.653% due 03/15/2037 •(a)	191	18
2.783% due 09/15/2036 •(a)	102	10
2.793% due 09/15/2036 •(a)	221	22
Federal Home Loan Mortgage Corp. STACR REMICS Trust 11.162% due 10/25/2041 •(i)	1,200	1,234
Federal National Mortgage Association
3.500% due 03/01/2048 - 04/01/2048	289	270
7.000% due 03/01/2045	327	344
Federal National Mortgage Association Connecticut Avenue Securities Trust 6.762% due 10/25/2041 •	900	909
Federal National Mortgage Association REMICS
1.034% due 06/25/2044 •	224	147
2.224% due 11/25/2049 •(a)	86	11
2.274% due 03/25/2037 •(a)	75	6
2.374% due 11/25/2039 •(a)	73	6
2.524% due 01/25/2038 •(a)	110	10
2.604% due 03/25/2037 •(a)	82	8
2.624% due 12/25/2037 •(a)	104	8
2.634% due 06/25/2037 •(a)	37	3
2.674% due 04/25/2037 •(a)	206	24
2.824% due 11/25/2035 •(a)	1	0
3.000% due 04/25/2050 (a)(i)	9,469	1,541
3.024% due 11/25/2036 •(a)	383	46
3.424% due 02/25/2037 •(a)	74	9
Federal National Mortgage Association Trust 7.148% due 12/25/2042 ~	18	18
Government National Mortgage Association 6.500% due 01/20/2055 - 02/20/2055	110	114
Government National Mortgage Association REMICS 2.310% due 12/20/2048 •(a)	638	59
Government National Mortgage Association, TBA
3.500% due 04/01/2056	3,300	3,027
4.500% due 06/01/2040	2,100	2,025
5.000% due 06/01/2040	100	99
6.000% due 05/01/2056	700	711
6.500% due 05/01/2056	300	311
Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2056	150	126
3.000% due 06/01/2040	1,250	1,096
3.500% due 06/01/2056	8,100	7,410
4.000% due 06/01/2056	1,650	1,554
4.500% due 04/01/2056 - 06/01/2056	1,360	1,312
5.000% due 04/01/2056 - 05/01/2056	2,880	2,837
5.500% due 05/01/2056	5,500	5,518
6.000% due 06/01/2056	5,200	5,293
6.500% due 05/01/2056	6,600	6,823

Total U.S. Government Agencies (Cost $43,388)		43,364

U.S. TREASURY OBLIGATIONS 0.2%
U.S. Treasury Bonds
4.875% due 08/15/2045 (l)	59	59
U.S. Treasury Notes
4.250% due 08/15/2035 (l)	96	95

Total U.S. Treasury Obligations (Cost $159)		154

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.1%
Atrium Hotel Portfolio Trust 5.470% due 12/15/2036 •	600	590
Banc of America Funding Trust
2.372% due 03/20/2036 ~	69	67
2.765% due 12/20/2034 ~	82	70
5.846% due 01/25/2037 ~	73	68
Bear Stearns ALT-A Trust
3.179% due 04/25/2035 ~	69	58
4.567% due 11/25/2035 ~	45	34
4.718% due 09/25/2035 ~	51	26
Bear Stearns ARM Trust 4.203% due 07/25/2036 ~	58	50
Bear Stearns Structured Products, Inc. Trust
3.920% due 12/26/2046 ~	113	88
4.788% due 01/26/2036 ~	184	132
CBA Commercial Small Balance Commercial Mortgage 6.040% due 01/25/2039 þ	60	58
CD Mortgage Trust 5.688% due 10/15/2048	46	44
Chevy Chase Funding LLC Mortgage-Backed Certificates
4.093% due 08/25/2035 •	19	18
4.473% due 10/25/2034 •	1	1
CHL Mortgage Pass-Through Trust
3.684% due 03/25/2037 ~	171	145
4.273% due 03/25/2036 •	83	79
4.493% due 10/20/2035 ~	43	42

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2026 (Unaudited)

4.503% due 10/20/2035 ~	13	13
4.573% due 02/25/2035 •	37	35
5.500% due 08/25/2035	10	5
Citigroup Mortgage Loan Trust, Inc.
4.871% due 11/25/2035 ~(i)	931	441
6.201% due 03/25/2037 ~	44	45
Countrywide Alternative Loan Trust
3.357% due 07/25/2036 •(a)	702	121
4.130% due 10/25/2035 ~	65	57
4.143% due 05/25/2036 •	1,156	289
4.273% due 12/25/2046 •	26	17
4.453% due 10/25/2035 •	367	244
4.474% due 02/25/2037 ~	45	41
5.500% due 08/25/2034	137	133
5.500% due 02/25/2036	11	6
6.250% due 09/25/2034	19	19
6.500% due 08/25/2036 (i)	1,966	559
9.369% due 07/25/2035 •(i)	304	276
CSMC Mortgage-Backed Trust 6.000% due 11/25/2036	66	58
First Horizon Alternative Mortgage Securities Trust 4.919% due 11/25/2036 ~	112	76
First Horizon Mortgage Pass-Through Trust 4.442% due 01/25/2037 ~	143	63
GSR Mortgage Loan Trust 4.271% due 04/25/2035 ~	49	44
HarborView Mortgage Loan Trust
2.267% due 11/19/2034 ~	24	20
4.391% due 04/19/2034 •	2	2
5.498% due 08/19/2036 ~	1	1
6.569% due 02/25/2036 ~	15	4
HSI Asset Loan Obligation Trust 5.280% due 01/25/2037 ~	79	46
IndyMac INDX Mortgage Loan Trust
3.287% due 06/25/2037 ~	227	206
4.333% due 06/25/2037 •	357	453
JP Morgan Mortgage Trust
0.000% due 04/25/2037 ~	129	69
5.500% due 01/25/2036	25	11
MASTR Adjustable Rate Mortgages Trust
3.830% due 10/25/2034 ~	46	42
5.314% due 11/25/2035 ~	221	90
Merrill Lynch Alternative Note Asset Trust 3.933% due 01/25/2037 •	576	172
Opteum Mortgage Acceptance Corp. Trust 4.333% due 07/25/2036 •	148	47
RALI Trust
4.554% due 12/26/2034 ~	40	36
4.973% due 01/25/2036 ~	281	188
6.000% due 09/25/2035	255	74
6.000% due 08/25/2036	77	65
RBSSP Resecuritization Trust 5.000% due 09/26/2036 ~	654	504
Seasoned Credit Risk Transfer Trust 5.000% due 06/25/2065 ~	800	676
STARM Mortgage Loan Trust 6.341% due 01/25/2037 ~	22	12
Structured Adjustable Rate Mortgage Loan Trust
3.981% due 04/25/2036 ~	139	71
4.219% due 01/25/2036 ~	165	87
4.243% due 09/25/2036 ~	106	71
4.305% due 09/25/2035 ~	28	19
5.259% due 05/25/2035 •(i)	576	458
Structured Asset Mortgage Investments II Trust
4.253% due 02/25/2036 •(i)	121	101
4.353% due 02/25/2036 •	76	65
WaMu Mortgage Pass-Through Certificates Trust
4.108% due 12/25/2036 ~(i)	144	134
4.647% due 07/25/2037 ~	37	34
Wells Fargo Commercial Mortgage Trust 4.928% due 12/15/2039 ~(i)	1,065	958

Total Non-Agency Mortgage-Backed Securities (Cost $10,163)		8,828

ASSET-BACKED SECURITIES 6.3%
AUTOMOBILE ABS OTHER 0.6%
FHF Trust 7.050% due 01/15/2030	568	568

HOME EQUITY OTHER 0.2%
Carrington Mortgage Loan Trust 4.093% due 08/25/2036 •	19	19
Citigroup Mortgage Loan Trust, Inc. 4.113% due 01/25/2037 •	112	37

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2026 (Unaudited)

Countrywide Asset-Backed Certificates 4.893% due 09/25/2034 •		24	24
Morgan Stanley ABS Capital I, Inc. Trust 3.853% due 05/25/2037 •		51	47
Soundview Home Loan Trust 3.913% due 11/25/2036 •		144	38
Washington Mutual Asset-Backed Certificates Trust 3.913% due 10/25/2036 •		72	25

			190

MANUFACTURING HOUSE SEQUENTIAL 0.1%
BCMSC Trust 7.830% due 06/15/2030 ~		1,421	79
Conseco Finance Securitizations Corp. 7.960% due 05/01/2031		364	63

			142

WHOLE LOAN COLLATERAL 0.6%
Bear Stearns Asset-Backed Securities I Trust 11.030% due 03/25/2036 •(i)		1,610	408
Bear Stearns Asset-Backed Securities Trust 6.500% due 08/25/2036		517	149
Lehman XS Trust 4.208% due 05/25/2037 þ		12	11

			568

OTHER ABS 4.8%
Adagio VI CLO DAC 0.000% due 04/30/2031 ~	EUR	187	46
Avoca CLO XX DAC 0.000% due 07/15/2032 ~		1,000	645
Belle Haven ABS CDO Ltd. 7.000% due 07/05/2046 •		$34,966	76
Carlyle Global Market Strategies CLO Ltd. 0.000% due 04/17/2031 ~		1,700	18
Carlyle Global Market Strategies Euro CLO DAC
0.000% due 01/25/2032 ~	EUR	300	74
0.000% due 04/15/2038 ~		613	417
Carlyle U.S. CLO Ltd. 0.000% due 10/15/2031 ~		$600	10
Marlette Funding Trust 0.000% due 07/16/2029 «(f)		2	0
RCKT Trust 7.830% due 11/27/2034		500	491
SMB Private Education Loan Trust
0.000% due 09/18/2046 «(f)		1	238
0.000% due 10/15/2048 «(f)		2	357
0.000% due 02/16/2055 «(f)		0	173
South Coast Funding VII Ltd. 0.454% due 01/06/2041 •		11,457	2,150

			4,695

Total Asset-Backed Securities (Cost $19,558)			6,163

SOVEREIGN ISSUES 13.1%
Angola Government International Bonds
9.375% due 03/31/2033		200	198
9.875% due 03/31/2037		200	198
Argentina Bonar Bonds 0.750% due 07/09/2030 þ(i)		369	300
Argentina Republic Government International Bonds
1.000% due 07/09/2029		68	60
3.500% due 07/09/2041 þ		205	138
5.000% due 01/09/2038 þ(i)		1,597	1,207
Avenir Issuer IV Ireland DAC 6.000% due 10/25/2027		255	247
Colombia Government International Bonds
1.000% due 03/26/2031	COP	20,300	4
3.750% due 09/19/2028	EUR	500	567
5.000% due 09/19/2032		400	437
5.375% due 01/21/2029		$1,000	992
5.625% due 02/19/2036	EUR	500	530
Colombia TES
1.000% due 08/22/2029	COP	39,500	10
9.250% due 05/28/2042		25,000	5
11.500% due 07/25/2046		63,800	15
11.750% due 01/24/2035		8,106,800	2,010
12.750% due 11/28/2040		174,200	46
Costa Rica Government International Bonds 6.001% due 01/16/2036	EUR	750	893
Dominican Republic International Bonds 10.500% due 03/15/2037 (i)	DOP	57,800	992

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2026 (Unaudited)

Egypt Government Bonds 19.698% due 10/14/2030	EGP	91,500	1,648
Hellenic Republic Government Bonds
2.000% due 04/22/2027	EUR	73	84
3.900% due 01/30/2033		162	193
4.000% due 01/30/2037		127	148
4.200% due 01/30/2042		159	183
Republic of Kenya Government International Bonds
7.875% due 02/26/2034		$200	182
8.700% due 02/26/2039		200	182
Romania Government International Bonds 5.875% due 07/11/2032	EUR	300	352
Russia Foreign Bonds - Eurobond 5.625% due 04/04/2042		$200	140
Turkiye Government Bonds
39.740% (BISTREFI) due 05/17/2028 ~	TRY	4,400	99
40.299% (BISTREFI) due 09/06/2028 ~		24,200	542
Venezuela Government International Bonds
6.000% due 12/09/2049 ^(c)		$50	19
9.250% due 09/15/2027 ^(c)		262	126
9.250% due 05/07/2028 ^(c)		100	46

Total Sovereign Issues (Cost $12,836)			12,793

		SHARES
COMMON STOCKS 8.8%
COMMUNICATION SERVICES 1.1%
Clear Channel Outdoor Holdings, Inc. (d)		97,913	232
iHeartMedia, Inc. Class A (d)		22,927	67
iHeartMedia, Inc. Class B «(d)		17,837	46
SES SA «(d)		34,354	515
Uniti Group, Inc. (d)		19,694	185

			1,045

CONSUMER DISCRETIONARY 0.0%
Steinhoff International Holdings NV «(d)(h)		4,155,239	0

FINANCIALS 1.7%
Banca Monte dei Paschi di Siena SpA		123,500	1,077
Windstream Services LLC (d)		62,982	591
XBP Global Holdings, Inc. (d)		131	1

			1,669

HEALTH CARE 3.2%
AmSurg Corp. «(d)(h)		71,417	3,141

INDUSTRIALS 2.8%
Drillco Holdings Luxembourg SA «(h)		5,770	133
Foresea Holdings SA «		13,432	309
Incora New Equity «(d)(h)		49,990	1,893
Luxco Co. Ltd. «(d)(h)		9,156	169
Sierra Hamilton Holder LLC «(d)(h)		100,456	0
Westmoreland Mining Holdings «(d)(h)		13,114	8
Westmoreland Mining LLC «(d)(h)		41,325	176

			2,688

REAL ESTATE 0.0%
MNSN Holdings, Inc. «(d)(h)		508	31

Total Common Stocks (Cost $8,653)			8,574

WARRANTS 0.1%
COMMUNICATION SERVICES 0.1%
Windstream Holdings II LLC - Exp. 08/01/2035		12,269	115

Total Warrants (Cost $75)			115

PREFERRED SECURITIES 3.9%
BANKING & FINANCE 3.3%
ADLER Group SA «		173,624	0
AGFC Capital Trust I 5.684% (US0003M + 1.750%) due 01/15/2067 ~(i)		1,000,000	626
OCP CLO Ltd. 0.000% due 04/26/2036 ~		2,501	966

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2026 (Unaudited)

WAFC Voussoir «		1,167,912	1,168
Windstream Holdings II LLC 11.000% «		402	427

			3,187

INDUSTRIALS 0.6%
SVB Financial Trust
0.000% due 11/07/2032 (f)		440	0
11.000% due 11/07/2032		579	274
Syniverse Holdings, Inc. 12.500% «(h)		443,134	373

			647

Total Preferred Securities (Cost $4,369)			3,834

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 8.7%
EGYPT TREASURY BILLS 0.1%
24.205% due 08/04/2026 - 10/20/2026 (e)(f)	EGP	3,000	49

NIGERIA TREASURY BILLS 2.3%
20.606% due 01/14/2027 - 01/28/2027 (e)(f)	NGN	3,549,400	2,230

U.S. TREASURY BILLS 6.3%
3.678% due 05/05/2026 - 07/21/2026 (e)(f)(l)		$6,174	6,119

Total Short-Term Instruments (Cost $8,362)			8,399

Total Investments in Securities (Cost $172,397)			150,700

		SHARES
INVESTMENTS IN AFFILIATES 8.6%
SHORT-TERM INSTRUMENTS 8.6%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.6%
PIMCO Short-Term Floating NAV Portfolio III		858,774	8,364

Total Short-Term Instruments (Cost $8,356)			8,364

Total Investments in Affiliates (Cost $8,356)			8,364

Total Investments 163.1% (Cost $180,753)			$159,064
Financial Derivative Instruments (j)(k) 1.2%(Cost or Premiums, net $(433))			1,209
Other Assets and Liabilities, net (64.3)%			(62,758)

Net Assets 100.0%			$97,515

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2026 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets

AmSurg Corp.	11/02/2023 - 11/06/2023	$2,984	$3,141	3.22%
Drillco Holdings Luxembourg SA	06/08/2023	116	133	0.14
Incora New Equity	01/31/2025	2,428	1,893	1.94
Incora Top Holdco LLC6.000% due 01/30/2033	01/31/2025 - 01/31/2026	1,139	1,724	1.77
Luxco Co. Ltd.	10/01/2025	161	169	0.17
MNSN Holdings, Inc.	03/16/2023 - 03/29/2023	6	31	0.03
Sierra Hamilton Holder LLC	07/31/2017	25	0	0.00
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc.	05/12/2022 - 11/30/2025	437	373	0.38
Westmoreland Mining Holdings	12/08/2014 - 08/05/2016	367	8	0.01
Westmoreland Mining LLC	06/30/2023 - 02/03/2025	172	176	0.18

$7,835	$7,648	7.84%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements

BPS	4.830%	01/27/2026	07/23/2026	$(224)	$(226)
5.170	01/22/2026	04/22/2026	(814)	(822)
BRC	2.500	02/09/2026	TBD(2)	(880)	(883)
4.120	03/05/2026	04/06/2026	(1,331)	(1,336)
BYR	4.180	12/05/2025	04/06/2026	(1,671)	(1,688)
CDC	4.130	03/23/2026	07/21/2026	(3,396)	(3,400)
4.140	03/03/2026	06/01/2026	(667)	(669)
CEW	4.120	02/26/2026	05/27/2026	(1,719)	(1,726)
DBL	3.900	12/12/2025	TBD(2)	(540)	(546)
4.100	03/06/2026	04/06/2026	(952)	(955)
GLM	4.930	12/23/2025	09/23/2026	(1,526)	(1,547)
IND	4.310	02/09/2026	05/11/2026	(809)	(814)
JML	4.060	03/20/2026	05/01/2026	(249)	(249)
4.100	03/20/2026	05/01/2026	(1,024)	(1,025)
SOG	3.990	03/10/2026	TBD(2)	(85)	(85)
4.190	03/17/2026	04/07/2026	(226)	(227)
4.190	03/17/2026	04/08/2026	(706)	(707)
TDM	3.830	12/12/2025	TBD(2)	(1,066)	(1,079)
3.900	02/13/2026	TBD(2)	(788)	(791)
UBS	4.120	01/22/2026	04/22/2026	(281)	(283)
4.170	01/22/2026	04/22/2026	(158)	(159)

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2026 (Unaudited)

4.820	11/19/2025	05/19/2026	(195)	(198)

Total Reverse Repurchase Agreements	$(19,415)

SHORT SALES:
Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales

U.S. Government Agencies (0.7)%
Uniform Mortgage-Backed Security, TBA	2.000%	05/01/2056	$800	$(641)	$(644)

Total Short Sales (0.7)%	$(641)	$(644)

(i)	Securities with an aggregate market value of $21,832 have been pledged as collateral under the terms of master agreements as of March 31, 2026.
(1)

The average amount of borrowings outstanding during the period ended March 31, 2026 was $(17,227) at a weighted average interest rate of 4.480%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(j)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
PURCHASED OPTIONS:
OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS
Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value

Put - CME E-mini S&P 500 April 2026 Futures	$6,290.000	04/17/2026	141	$7	$447	$328

Total Purchased Options	$447	$328

WRITTEN OPTIONS:
OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS
Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value

Call - CME E-mini S&P 500 April 2026 Futures	$6,625.000	04/17/2026	141	$7	$(1,183)	$(651)

Total Written Options	$(1,183)	$(651)

FUTURES CONTRACTS:
LONG FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

E-Mini S&P 500 Index June Futures	06/2026	151	$49,609	$(856)	$1,350	$0
U.S. Treasury 10-Year Note June Futures	06/2026	1	111	(3)	0	0

$(859)	$1,350	$0

SHORT FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

3-Month SOFR Active Contract March Futures	06/2026	1	$(241)	$4	$0	$0

Total Futures Contracts	$(855)	$1,350	$0

SWAP AGREEMENTS:
INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Pay	1-Day GBP-SONIO Compounded-OIS	3.500%	Annual	03/18/2031	GBP	1,300	$(6)	$(49)	$(55)	$4	$0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052	600	123	374	497	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.250	Annual	06/15/2027	$26,000	(151)	353	202	8	0
Receive	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	12/15/2028	1,250	(12)	84	72	0	(1)

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2026 (Unaudited)

Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2029		340	(37)	12	(25)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		1,200	(23)	20	(3)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/15/2030		600	(5)	52	47	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	02/12/2030		4,400	(56)	362	306	0	(4)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	03/10/2030		500	0	35	35	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/18/2030		8,300	(76)	(89)	(165)	8	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Semi-Annual	12/16/2030		400	(12)	61	49	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	03/18/2031		28,850	127	(285)	(158)	30	0
Pay	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031		2,229	(174)	(158)	(332)	2	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		220	(9)	(19)	(28)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	09/17/2032		10	0	0	0	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/17/2032		10	0	0	0	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	03/18/2033		60	(1)	1	0	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		40	0	(2)	(2)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		2,900	93	(41)	52	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		1,500	21	(49)	(28)	2	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		2,450	(73)	61	(12)	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/17/2035		1,180	(19)	29	10	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/17/2045		730	15	26	41	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	12/19/2048		1,900	(5)	(393)	(398)	0	(4)
Receive	1-Day USD-SOFR Compounded-OIS	1.500	Annual	06/15/2052		5,400	468	1,951	2,419	16	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		6,000	713	1,723	2,436	18	0
Pay	1-Year BRL-CDI	11.250	Maturity	01/04/2027	BRL	300	0	(4)	(4)	0	0
Pay	1-Year BRL-CDI	11.275	Maturity	01/04/2027		100	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	11.290	Maturity	01/04/2027		100	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	11.731	Maturity	01/04/2027		100	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	11.746	Maturity	01/04/2027		300	0	(3)	(3)	0	0
Pay	1-Year BRL-CDI	11.901	Maturity	01/04/2027		800	0	(8)	(8)	0	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029	EUR	6,100	6	(438)	(432)	14	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		1,300	(18)	187	169	0	(4)
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		3,000	(132)	521	389	0	(10)
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		800	72	73	145	0	(4)
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049		2,700	11	975	986	0	(21)
Pay	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		400	48	(277)	(229)	3	0
Pay	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		1,000	171	(700)	(529)	6	0
Receive(1)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		1,600	11	187	198	2	0
Pay	CAONREPO	3.500	Semi-Annual	06/19/2034	CAD	1,000	35	(12)	23	2	0
Receive	CAONREPO	3.500	Semi-Annual	06/20/2044		600	7	(6)	1	1	0
Pay	Worldline SA/France	5.000	Quarterly	12/20/2030	EUR	1,700	(284)	(70)	(354)	0	(25)

Total Swap Agreements							$828	$4,481	$5,309	$120	$(80)

Cash of $2,916 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2026.
(1)	This instrument has a forward starting effective date.
(k)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
									Unrealized Appreciation/(Depreciation)
Counterparty		Settlement Month			Currency to be Delivered		Currency to be Received		Asset		Liability

AZD		04/2026		CAD	57		$41		$1		$0
BOA		04/2026		BRL	563		108		0		(1)
		04/2026		DOP	3,498		56		0		(1)
		04/2026			$108		BRL	564	1		0

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2026 (Unaudited)

04/2026	187	EUR	161	0	(1)
05/2026	DOP	195	$3	0	0
BPS	05/2026	JPY	132,400	832	0	(4)
BRC	04/2026	HKD	348	45	0	0
04/2026	TRY	28,047	609	0	(10)
04/2026	$1,392	TRY	62,613	6	0
05/2026	TRY	4,709	$101	0	(1)
05/2026	$18	TRY	833	0	0
BSH	04/2026	JPY	41,879	$262	0	(2)
04/2026	$1,086	GBP	816	0	(6)
05/2026	GBP	816	$1,086	6	0
05/2026	$262	JPY	41,753	2	0
CBK	04/2026	EUR	786	$910	2	0
04/2026	GBP	85	113	0	0
04/2026	$293	EUR	252	0	(2)
04/2026	1,653	GBP	1,246	0	(4)
DUB	04/2026	HKD	1,693	$216	0	0
FAR	04/2026	GBP	1,962	2,651	55	0
04/2026	JPY	52,143	327	0	(2)
04/2026	$105	JPY	16,335	0	(2)
05/2026	327	51,985	2	0
GLM	04/2026	BRL	1,132	$213	0	(5)
04/2026	$324	BRL	1,701	4	0
05/2026	DOP	15,496	$240	0	(15)
06/2026	2,025	33	0	0
06/2026	$213	BRL	1,147	6	0
07/2026	DOP	1,351	$22	0	0
08/2026	14,858	239	0	(2)
09/2026	17,870	297	8	(1)
IND	04/2026	EUR	13,770	16,260	343	0
JPM	04/2026	HKD	1,975	253	1	0
04/2026	$244	EUR	208	0	(4)
MBC	04/2026	EUR	124	$142	0	(1)
04/2026	GBP	15	20	0	0
04/2026	JPY	23,238	145	0	(1)
04/2026	$1,263	EUR	1,091	0	(2)
04/2026	114	JPY	17,685	0	(2)
05/2026	EUR	85	$98	0	(1)
05/2026	$145	JPY	23,168	1	0
NGF	04/2026	151	TRY	6,943	0	0
SCX	04/2026	41	CAD	57	0	0
04/2026	82	JPY	12,846	0	(1)
05/2026	CAD	57	$41	0	0
SOG	04/2026	EUR	306	362	8	0
04/2026	$15,318	EUR	13,274	25	0
04/2026	455	JPY	70,856	0	(9)
05/2026	EUR	13,274	$15,342	0	(24)
06/2026	EGP	225	4	0	0
SSB	08/2026	COP	8,238,565	2,160	0	(15)

Total Forward Foreign Currency Contracts	$471	$(119)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BOA	Long Beach Mortgage Loan Trust 6.584% due 07/25/2033	6.250%	Monthly	07/25/2033	$67	$0	$0	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2026(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

CBK	Petroleos Mexicanos	1.000%	Quarterly	12/20/2026	2.033%	$200	$(2)	$1	$0	$(1)
DUB	Eskom «	4.650	Quarterly	06/30/2029	—◆	400	0	17	17	0
GST	Soft Bank Group,Inc.	1.000	Quarterly	06/20/2026	1.662	500	(4)	3	0	(1)
MYC	Petroleos Mexicanos	1.000	Quarterly	12/20/2028	2.711	100	(20)	16	0	(4)

$(26)	$37	$17	$(6)

CREDIT DEFAULT SWAPS ON CREDIT INDEXES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

GST	ABX.HE.AA.6-1 Index «	0.320%	Monthly	07/25/2045	$581	$(116)	$67	$0	$(49)

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2026 (Unaudited)

	ABX.HE.PENAAA.7-1 Index «			0.090	Monthly	08/25/2037	356	(383)	378	0	(5)

								$(499)	$445	$0	$(54)

TOTAL RETURN SWAPS ON INDEXES
										Swap Agreements, at Value
Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

JPM	Receive	NDDUEAFE Index	98	3.925% (SOFR plus a specified spread)	Monthly	07/08/2026	$1,026	$0	$(4)	$0	$(4)
MYI	Receive	NDDUEAFE Index	4,549	3.800% (SOFR plus a specified spread)	Monthly	07/15/2026	47,643	0	(163)	0	(163)

								$0	$(167)	$0	$(167)

Total Swap Agreements								$(525)	$315	$17	$(227)

(l)

Securities with an aggregate market value of $5,986 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2026.

◆				Implied credit spread is not available due to significant unobservable inputs being used in the fair valuation.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of March 31, 2026 in valuing the Fund's assets and liabilities:

Category and Subcategory					Level 1		Level 2	Level 3	Fair Value at 03/31/2026

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2026 (Unaudited)

Investments in Securities, at Value
Loan Participations and Assignments	$0	$18,364	$8,399	$26,763
Corporate Bonds & Notes
Banking & Finance	0	4,874	0	4,874
Industrials	0	19,137	3,362	22,499
Utilities	0	2,684	20	2,704
Convertible Bonds & Notes
Banking & Finance	0	15	0	15
Industrials	0	804	0	804
Municipal Bonds & Notes
West Virginia	0	818	0	818
U.S. Government Agencies	0	43,364	0	43,364
U.S. Treasury Obligations	0	154	0	154
Non-Agency Mortgage-Backed Securities	0	8,828	0	8,828
Asset-Backed Securities
Automobile ABS Other	0	568	0	568
Home Equity Other	0	190	0	190
Manufacturing House Sequential	0	142	0	142
Whole Loan Collateral	0	568	0	568
Other ABS	0	3,927	768	4,695
Sovereign Issues	0	12,793	0	12,793
Common Stocks
Communication Services	484	0	561	1,045
Financials	1	1,668	0	1,669
Health Care	0	0	3,141	3,141
Industrials	0	0	2,688	2,688
Real Estate	0	0	31	31
Warrants
Communication Services	0	115	0	115
Preferred Securities
Banking & Finance	0	1,592	1,595	3,187
Industrials	0	274	373	647
Short-Term Instruments
Egypt Treasury Bills	0	49	0	49
Nigeria Treasury Bills	0	2,230	0	2,230
U.S. Treasury Bills	0	6,119	0	6,119

$485	$129,277	$20,938	$150,700
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$8,364	$0	$0	$8,364

Total Investments	$8,849	$129,277	$20,938	$159,064

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(644)	$0	$(644)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,678	120	0	1,798
Over the counter	0	471	17	488

$1,678	$591	$17	$2,286
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(651)	(80)	0	(731)
Over the counter	0	(292)	(54)	(346)

$(651)	$(372)	$(54)	$(1,077))

Total Financial Derivative Instruments	$1,027	$219	$(37)	$1,209

Totals	$9,876	$128,852	$20,901	$159,629

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2026:
Category and Subcategory	Beginning Balance at 06/30/2025	Net Purchases (1)	Net Sales/Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2026	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2026 (2)

Investments in Securities, at Value
Loan Participations and Assignments	$6,852	$1,429	$(1,824)	$21	$4	$42	$1,875	$0	$8,399	$58
Corporate Bonds & Notes
Banking & Finance	7	(3)	(13)	0	1	12	0	(4)	0	0
Industrials	3,151	215	(251)	6	0	241	0	0	3,362	171
Utilities	0	17	0	0	0	3	0	0	20	3
Asset-Backed Securities
Other ABS	822	0	(2)	0	(1,630)	1,578	0	0	768	(55)
Common Stocks

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2026 (Unaudited)

Communication Services	1,058	0	(928)	0	525	(94)	0	0	561	533
Financials	1,187	0	(1,216)	0	(1,189)	1,218	0	0	0	0
Health Care	3,224	0	0	0	0	(83)	0	0	3,141	(83)
Industrials	2,187	479	(319)	0	2	339	0	0	2,688	339
Real Estate	0	0	0	0	0	31	0	0	31	31
Warrants
Communication Services	205	0	(185)	0	49	(69)	0	0	0	0
Financials	0	0	(2)	0	(761)	763	0	0	0	0
Preferred Securities
Banking & Finance	0	1,569	0	0	0	26	0	0	1,595	26
Industrials	395	26	0	0	0	(48)	0	0	373	(48)

	$19,088	$3,732	$(4,740)	$27	$(2,999)	$3,959	$1,875	$(4)	$20,938	$975
Financial Derivative Instruments- Assets
Over the counter	$24	$0	$0	$0	$0	$(7)	$0	$0	$17	$(7)

Financial Derivative Instruments- Liabilities
Over the counter	$(53)	$104	$(78)	$0	$30	$(57)	$0	$0	$(54)	$(2)

Totals	$19,059	$3,836	$(4,818)	$27	$(2,969)	$3,895	$1,875	$(4)	$20,901	$966

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
									(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 03/31/2026	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$2,358	Comparable Companies			EBITDA Multiple		X	16.360	—
		3,316	Discounted Cash Flow			Discount Rate			6.312 - 9.260	8.025
		673	Indicative Market Quotation			Broker Quote			101.250	—
		2,052	Third Party Vendor			Broker Quote			43.500 - 92.625	88.636
Corporate Bonds & Notes
Industrials		3,362	Comparable Companies / Discounted Cash Flow			EBITDA Multiple/Discount Rate		X/ %	-	—
Utilities		20	Indicative Market Quotation			Broker Quote		EU R	12.000	—
Asset-Backed Securities
Other ABS		768	Discounted Cash Flow			Discount Rate			12.000 - 14.500	13.813
Common Stocks
Communication Services		515	Indicative Market Quotation			Broker Quote			$15.000	—
		46	Reference Instrument			Liquidity Discount			12.000	—
Health Care		3,141	Comparable Companies			EBITDA Multiple		X	16.360	—
		1,893	Comparable Companies / Discounted Cash Flow			EBITDA Multiple/Discount Rate		X/ %	-	—
Industrials		625	Indicative Market Quotation			Broker Quote			$0.594 - 23.000	—
		169	Indicative Market Quotation			Broker Quote		EU R	16.000	—
Real Estate		31	Other Valuation Techniques (3)			—
Preferred Securities
Banking & Finance		428	Discounted Cash Flow			Discount Rate			11.900	—
		1,168	Recent transaction			Purchase price			$-	—
Industrials		373	Discounted Cash Flow			Discount Rate			19.155	—
Financial Derivative Instruments- Assets
Over the counter		17	Indicative Market Quotation			Broker Quote			-	—
Financial Derivative Instruments- Liabilities
Over the counter		(54)	Indicative Market Quotation			Broker Quote				—

Total		$20,901

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2026 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of the Fund's shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, exchange-traded funds (“ETFs”), exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures, are valued at the settlement price determined by the relevant exchange. Swap agreements and swaptions are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other thanETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

Notes to Financial Statements(Cont.)

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between fair value Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are

Notes to Financial Statements(Cont.)

observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indexes and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of March 31, 2026, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for incometaxes.

3. INVESTMENTS IN AFFILIATES

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III ("Central Funds") to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund.A copy of each affiliate fund’s shareholder report is available at the U.S Securities and Exchange Commission (“SEC”) website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable.The table below shows the Fund's transactions in and earnings from investments in the affiliated funds for the period endedMarch 31, 2026 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 06/30/2025	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2026	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$10,174	$81,990	$(83,800)	$0	$0	$8,364	$289	$0

† A zero balance may reflect actual amounts rounding to less than one thousand.

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	DBL	Deutsche Bank AG London	MYC	Morgan Stanley Bank, N.A.
BOA	Bank of America N.A.	DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC
BPS	BNP Paribas S.A.	FAR	Wells Fargo Bank National Association	NGF	Nomura Global Financial Products, Inc.
BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London

BSH	Banco Santander S.A. - New York Branch	GST	Goldman Sachs International	SOG	Societe Generale Paris
BYR	The Bank of Nova Scotia - Toronto	IND	Crédit Agricole Corporate and Investment Bank S.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	JML	JP Morgan Securities Plc	TDM	TD Securities (USA) LLC
CDC	Natixis Securities Americas LLC	JPM	JP Morgan Chase Bank N.A.	UBS	UBS Securities LLC
CEW	Canadian Imperial Bank of Commerce World Markets	MBC	HSBC Bank Plc

Currency Abbreviations:
BRL	Brazilian Real	EGP	Egyptian Pound	JPY	Japanese Yen
CAD	Canadian Dollar	EUR	Euro	NGN	Nigerian Naira
COP	Colombian Peso	GBP	British Pound	TRY	Turkish New Lira
DOP	Dominican Peso	HKD	Hong Kong Dollar	USD (or $)	United States Dollar

Exchange Abbreviations:
CME	Chicago Mercantile Exchange

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	EUR006M	6 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate
BISTREFI	Turkish Lira Overnight Reference Rate	FHMMUSTF	Federated Hermes US Treasury Cash Reserves Fund Yield	SONIO	Sterling Overnight Interbank Average Rate
BNMMDTSC	Dreyfus Treasury Securites Cash Management Fund Yield	JY0003M	3 Month JPY-LIBOR	TSFR1M	Term SOFR 1-Month
BRMMUSDF	BlackRock Money Market US Treasury Fund Index	NDDUEAFE	MSCI EAFE Index	TSFR3M	Term SOFR 3-Month
CAONREPO	Canadian Overnight Repo Rate Average	PENAAA	Penultimate AAA Sub-Index	TSFR6M	Term SOFR 6-Month
CDOR06	6 month CDN Swap Rate	S&P 500	Standard & Poor's 500 Index	US0003M	ICE 3-Month USD LIBOR
EUR003M	3 Month EUR Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company	REMIC	Real Estate Mortgage Investment Conduit
ALT	Alternate Loan Trust	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	TBA	To-Be-Announced
BRL-CDI	Brazil Interbank Deposit Rate	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
CDO	Collateralized Debt Obligation	OIS	Overnight Index Swap	TBD%	Interest rate to be determined when loan settles or at the time of funding
CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind